EXHIBIT 10(h)

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                      AMENDMENT NUMBER FOUR

                            TO THE

                      SUMMIT BANCSHARES, INC.

                   DEFINED BENEFIT PENSION PLAN


        WHEREAS, effective January 1, 1985 the Board of Directors of Summit Bancshares, Inc. (the "Sponsoring Employer") approved an amendment and restatement in its entirety of the CPI Master Defined Benefit Pension Plan to be known as the Summit Bancshares, Inc., Defined Benefit Pension Plan (the ("Plan"); and

        WHEREAS, the Sponsoring Employers has adopted various amendments since that time; and

        WHEREAS, the Sponsoring Employer desires to make further changes to the Plan by adopting Amendment Number Four herein; and

        NOW, THEREFORE, the Plan is hereby amended effective January 1,1994 as follows:

                Section 2.22 is amended to add a third exclusion to the definition of "Employee", and "and (iii) any Employee whose compensation for service to an Employer consists entirely of commissions."

        IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment Number Four to be executed and adopted this 18th day of October, 1994 to be effective January 1, 1994.

                                         SUMMIT BANCSHARES, INC.
                                         the "Sponsoring Employer"



                                         By:    /s/ Jeffrey M. Harp
                                                -----------------------------
                                                Jeffrey M. Harp

                                         Title: Executive Vice President/
                                                Treasurer/Secretary